Petroleum & Resources Corporation
-------------------------------------------------

Board of Directors                                      [ART APPEARS HERE]
Enrique R. Arzac/1,4/     Douglas G. Ober/1/
Daniel E. Emerson/2,4/    Landon Peters/2,4/
Thomas H. Lenagh/2,3/     John J. Roberts/1,4/
W. D. MacCallan/1,3/      Susan C. Schwab/1,3/
W. Perry Neff/1,2/        Robert J.M. Wilson/3,4/
                                                       [P&R Corporation LOGO]
1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee
                                                        Third Quarter Report
Officers                                                --------------------
                                                         September 30, 2000
Douglas G. Ober           Chairman and
                           Chief Executive Officer
Richard F. Koloski        President
Joseph M. Truta           Executive Vice President
Nancy J. F. Prue          Vice President--Research
Lawrence L. Hooper, Jr.   Vice President,
                           Secretary and
                           General Counsel
Maureen A. Jones          Vice President and
                           Treasurer
Christine M. Sloan        Assistant Treasurer
Geraldine H. Stegner      Assistant Secretary

                    ----------
                    Stock Data
                    ----------

Price (9/30/00)                  $42.0625
Net Asset Value (9/30/00)        $50.65
Discount:                         17.0%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

               ---------------------
               Distributions in 2000
               ---------------------

From Investment Income           $0.47
From Net Realized Gains           0.13
                                 -----
    Total                        $0.60
                                 =====

             ---------------------------
             2000 Dividend Payment Dates
             ---------------------------

                 March 1, 2000
                 June 1, 2000
                 September 1, 2000                investing in resources
                 December 27, 2000*                           for the future(R)

             *Anticipated

                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Corporation for the nine months ended September 30, 2000. In addition, there is a schedule of investments provided along with other financial information.

Net assets of the Corporation at September 30, 2000 were $50.65 per share, compared with $39.48 per share at December 31, 1999, on the 13,637,630 shares and 14,314,180 shares outstanding on each respective date. On March 1, 2000, a distribution of $0.20 per share was paid consisting of $0.13 from 1999 long-term capital gain, $0.03 from 1999 investment income and $0.04 from 2000 in-vestment income, all taxable in 2000. Regular 2000 investment income dividends of $0.20 per share were paid on June 1, 2000 and September 1, 2000.

Net investment income for the nine months ended September 30, 2000 amounted to $5,737,251, compared with $7,758,637 for the same period in 1999. These earn-ings are equal to $0.41 and $0.56 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended Septem-ber 30, 2000 amounted to $18,094,949, the equivalent of $1.33 per share.

As noted on page 6 of this report, the Corporation realized a total investment return on its net asset value (with reinvestment of income and capital gains distributions) of 30.4% in the nine months ended September 30, 2000. The return on the market price of our stock was 32.6%, reflecting the narrowing of the discount of the market price from the net asset value. Both of these figures compare favorably to the (1.39)% return of the Standard & Poor's 500 Composite Index. All energy sectors recorded attractive stock market gains, with major natural gas pipelines, oil service companies and offshore drillers the best performers.

On September 20, 2000, the Board of Directors declared a 3-for-2 split of the Corporation's shares in the form of a 50% stock dividend to be paid on October 19, 2000. The excellent performance of the Corporation this year has been reflected in the stock price and the Board felt that by splitting the stock, it would be more attractive to investors and its liquidity would increase. This would serve the shareholders well. Specific information regarding the split will be mailed to shareholders with their new shares.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 10 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of rea-sonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,
Chairman and
Chief Executive Officer

Richard F. Koloski,
President

October 20, 2000

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 2000
                                  (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $308,677,995)                              $672,821,530
 Short-term investments (cost $18,748,492)           18,748,492 $691,570,022
-----------------------------------------------------------------------------
Cash                                                                  52,988
Securities lending collateral                                     80,932,747
Receivables:
 Investment securities sold                                        3,826,173
 Dividends and interest                                              580,173
Prepaid expenses                                                   1,859,517
-----------------------------------------------------------------------------
   Total Assets                                                  778,821,620
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                    3,150,000
Open option contracts at value (proceeds
 $145,059)                                                            67,500
Obligations to return securities lending collat-
 eral                                                             80,932,747
Accrued expenses                                                   3,956,001
-----------------------------------------------------------------------------
   Total Liabilities                                              88,106,248
-----------------------------------------------------------------------------
   Net Assets                                                   $690,715,372
-----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, autho-
  rized
  50,000,000 shares; issued and outstanding
  13,637,630 shares                                             $ 13,637,630
Additional capital surplus                                       295,042,146
Undistributed net investment income                                 (283,108)
Undistributed net realized gain on investments                    18,097,610
Unrealized appreciation on investments                           364,221,094
-----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $690,715,372
-----------------------------------------------------------------------------
   Net Asset Value per Share of Common Stock                          $50.65
-----------------------------------------------------------------------------

* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                      Nine Months Ended September 30, 2000
                                  (unaudited)

Investment Income
 Income:
  Dividends                                                     $  7,652,479
  Interest                                                           848,214
----------------------------------------------------------------------------
   Total income                                                    8,500,693
----------------------------------------------------------------------------
 Expenses:
  Investment research                                              1,543,758
  Administration and operations                                      553,477
  Directors' fees                                                    141,500
  Reports and stockholder communications                             158,257
  Transfer agent, registrar and custodian expenses                   103,976
  Auditing and accounting services                                    52,961
  Legal services                                                      45,043
  Occupancy and other office expenses                                 59,592
  Travel, telephone and postage                                       46,858
  Other                                                               58,020
----------------------------------------------------------------------------
   Total expenses                                                  2,763,442
----------------------------------------------------------------------------
   Net Investment Income                                           5,737,251
----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Invest-
 ments
  Net realized gain on security transactions                      18,094,949
  Change in unrealized appreciation on investments               133,755,141
----------------------------------------------------------------------------
   Net Gain on Investments                                       151,850,090
----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $157,587,341
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                      Nine Months    Year ended
                                                         ended      December 31,
                                                     Sept. 30, 2000     1999
                                                     -------------- ------------
                                                      (unaudited)
From Operations:
 Net investment income                                $  5,737,251  $  9,806,876
 Net realized gain on investments                       18,094,949    22,803,830
 Change in unrealized appreciation on investments      133,755,141    75,425,708
---------------------------------------------------------------------------------
   Increase in net assets resulting from operations    157,587,341   108,036,414
---------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                  (6,480,654)   (9,965,792)
 Net realized gain from investment transactions         (1,827,095)  (22,284,614)
---------------------------------------------------------------------------------
   Decrease in net assets from distributions            (8,307,749)  (32,250,406)
---------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of optional dis-
  tributions                                               --         15,851,054
 Cost of shares purchased (note 4)                     (23,639,221)   (1,383,179)
---------------------------------------------------------------------------------
   Change in net assets from capital share transac-
    tions                                              (23,639,221)   14,467,875
---------------------------------------------------------------------------------
   Total Increase in Net Assets                        125,640,371    90,253,883
Net Assets:
 Beginning of period                                   565,075,001   474,821,118
---------------------------------------------------------------------------------
 End of period (including undistributed net invest-
  ment income of
  $(283,108) and $460,295, respectively)              $690,715,372  $565,075,001
---------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 2000 was $327,464,162, and net unrealized appreciation aggregated $364,250,919, of which the related gross unrealized appreciation and depreciation were $382,314,816 and $18,063,897, respectively.

Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2000 were $39,295,760 and

-------------------------------------------------------------------------------
$69,148,982, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended September 30, 2000. All investment deci-sions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. At the beginning of 2000, the Corporation had purchased and was holding 43,200 shares of common stock at a total cost of $1,383,179 and a weighted average discount from net asset value of 17.8%. During the nine months ended September 30, 2000, the Corporation purchased 676,550 shares of common stock at a total cost of $23,639,221 and a weighted average discount from net asset value of 17.1%. At September 30, 2000, the Corporation held a total of 719,750 shares of its common stock.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2000, there were 148,916 options outstanding at a weighted average exercise price of $22.4389 per share. During the nine months ended September 30, 2000, the Corporation granted options including stock appreciation rights for 15,223 shares of com-mon stock with an exercise price of $33.50. During the period stock apprecia-tion rights relating to 11,074 stock option shares were exercised at a weighted average market price of $37.7279 per share and the stock options re-lating to these rights, which had a weighted average exercise price of $19.5632 were cancelled. At September 30, 2000, there were outstanding exer-cisable options to purchase 62,098 common shares at $13.815-33.625 (weighted average price of $19.2366) per share and unexercisable options to purchase 90,967 common shares at $18.2125-33.6250 per share (weighted average price of $26.5925). The weighted average remaining contractual life of outstanding ex-ercisable and unexercisable options was 3.9833 years and 6.8316 years, respec-tively. The total compensation expense for stock options and stock apprecia-tion rights recognized for the nine months ended September 30, 2000 was $1,271,402. At September 30, 2000, there were 320,907 shares available for fu-ture option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks and bonds and mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 2000 was $111,618, and consisted of service cost of $65,274, in-terest cost of $146,623, expected return on plan assets of $267,896, and net amortization credit of $55,619.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $2,480,710. During the nine months ended September 30, 2000, the pro-jected benefit obligation increased due to service cost and interest cost of $65,274 and $146,623, respectively, and decreased due to benefit payments in the amount of $55,496. The projected benefit obligation at September 30, 2000 was $2,637,111.

On January 1, 2000, the actual fair value of plan assets was $4,501,921. Dur-ing the nine months ended September 30, 2000, the fair value of plan assets increased due to the expected return on plan assets of $267,896 and decreased due to benefit payments in the amount of $55,496. At September 30, 2000, the projected fair value of plan assets amounted to $4,714,321, which resulted in excess plan as-

-------------------------------------------------------------------------------
sets of $2,077,210. The remaining components of prepaid pension cost at Sep-tember 30, 2000 included $721,172 in unrecognized net gain, $297,917 in unrec-ognized prior service cost and $46,373 is the remaining portion of the unrec-ognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at September 30, 2000 was $1,607,582.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at September 30, 2000 for employees and former employees of the Corporation was $2,787,780. Aggregate remuneration paid or accrued during the nine months ended September 30, 2000 to officers and directors amounted to $1,963,027.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.9% of the Corpo-ration's common stock, amounted to $125,083 for the nine months ended Septem-ber 30, 2000.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2000, the Corporation had outstanding loans of $78,010,339 and held collateral of $80,932,747.
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                           Nine Months Ended
                          -------------------
                              (unaudited)
                                                            Year Ended December 31
                          Sept. 30, Sept. 30,  -------------------------------------------------
                            2000      1999       1999      1998      1997      1996      1995
                          --------- ---------  --------- --------- --------- --------- ---------
Per Share Operating
 Performance
Net asset value,
 beginning of period       $39.48     $34.30     $34.30    $41.46    $37.09    $31.51    $26.84
------------------------------------------------------------------------------------------------
Net investment income        0.41       0.56       0.72      0.82      0.77      0.79      0.86
Net realized gains and
 change in unrealized
 appreciation
 (depreciation) and
 other changes              11.36       6.09       6.79     (5.69)     5.93      6.93      5.90
------------------------------------------------------------------------------------------------
Total from investment
 operations                 11.77       6.65       7.51     (4.87)     6.70      7.72      6.76
Less distributions
Dividends from net
 investment income          (0.47)     (0.50)     (0.72)    (0.78)    (0.77)    (0.82)    (0.87)
Distributions from net
 realized gains             (0.13)     (0.10)     (1.61)    (1.51)    (1.56)    (1.32)    (1.22)
------------------------------------------------------------------------------------------------
Total distributions         (0.60)     (0.60)     (2.33)    (2.29)    (2.33)    (2.14)    (2.09)
------------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $50.65     $40.35     $39.48    $34.30    $41.46    $37.09    $31.51
------------------------------------------------------------------------------------------------
Per share market price,
 end of period             $42.0625   $33.8125   $32.25    $30.625   $36.50    $34.75    $28.25
Total Investment Return
Based on market price       32.6%      12.5%      13.3%    (10.0)%    11.7%     31.2%     20.5%
Based on net asset value    30.4%      19.8%      23.8%    (11.1)%    18.9%     25.5%     26.5%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)        $690,715  $558,468   $565,075  $474,821  $556,453  $484,589  $401,405
Ratio of expenses to
 average net assets          0.60%/+/   0.44%/+/   0.43%     0.31%     0.47%     0.63%     0.57%
Ratio of net investment
 income to average net
 assets                      1.25%/+/   1.98%/+/   1.86%     2.13%     1.91%     2.31%     2.89%
Portfolio turnover           8.81%/+/  13.72%/+/  11.89%    12.70%    13.09%    15.50%    15.86%
Number of shares
 outstanding at end of
 period (in 000's)          13,638    13,841     14,314    13,841    13,423    13,066    12,739

--------
/+/Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               September 30, 2000
                                  (unaudited)

                                                 Shares   Value (A)
                                                 -------  ---------

Stocks And Convertible Securities -- 97.4%

 Energy -- 86.5%
 Internationals -- 25.7%
  BP Amoco plc ADR                               482,000 $ 25,546,000
  Chevron Corp.                                  150,000   12,787,500
  Exxon Mobil Corp.                              607,231   54,119,460
  Petrobras ADS (B)                              120,000    3,607,500
  Royal Dutch Petroleum Co.                      850,000   50,946,872
  "Shell" Transport and Trading Co., plc ADR     240,000   11,745,000
  Texaco Inc.                                    186,775    9,805,688
  TotalFinaElf ADR                               125,000    9,179,688
                                                         ------------
                                                          177,737,708
                                                         ------------
 Domestics -- 8.6%
  Amerada Hess Corp.                             100,000    6,693,750
  Conoco Inc. Class B                            300,000    8,081,250
  Kerr McGee Corp.                               181,253   12,008,011
  Murphy Oil Corp.                               110,000    7,129,375
  Phillips Petroleum Co.                          60,000    3,765,000
  Tesoro Petroleum Corp. (B)                     300,000    2,981,250
  TOSCO Corp.                                    175,000    5,457,813
  Unocal Capital Trust $3.125
   Conv. Pfd.                                     72,540    3,490,988
  Unocal Corp.                                   150,000    5,315,625
  Valero Energy Corp.                            125,000    4,398,438
                                                         ------------
                                                           59,321,500
                                                         ------------
 Producers -- 9.8%
  Anadarko Petroleum Corp.                       297,746   19,788,218
  Apache Corp.                                   130,000    7,686,250
  Devon Energy Corp                              122,500    7,368,375
  EOG Resources Inc.                             255,000    9,913,125
  Noble Affiliates Inc.                          125,000    4,640,625
  Occidental Petroleum Corp.                     175,000    3,817,188
  Ocean Energy Inc. (B)                          550,000    8,490,625
  Stone Energy Corp. (B)                         104,300    5,736,500
                                                         ------------
                                                           67,440,906
                                                         ------------
 Distributors -- 12.6%
  Atmos Energy Corp.                             200,000    4,125,000
  Coastal Corp.                                  220,000   16,307,500
  El Paso Energy Corp.                           110,000    6,778,750
  Energen Corp.                                  275,000    8,181,250
  Equitable Resources Inc.                       180,500   11,439,188
  Kinder Morgan, Inc. 8.25% PEPS Units due 2001  130,000    7,182,500
  National Fuel Gas Co.                          100,000    5,606,250
  New Jersey Resources, Inc.                     185,000    7,515,625
  Northwestern Corp.                             200,000    3,900,000

                                                     Shares   Value (A)
                                                     ------   ---------

  Questar Corp.                                      268,000 $  7,453,750
  Williams Companies, Inc.                           200,000    8,450,000
                                                             ------------
                                                               86,939,813
                                                             ------------
 Services -- 15.2%
  BJ Services Co. (B)                                200,000   12,225,000
  Core Laboratories (B)                              209,400    5,143,388
  Diamond Offshore Drilling, Inc.                     96,800    3,968,800
  ENSCO International, Inc.                          120,000    4,590,000
  Global Industries Ltd. (B)                         200,000    2,500,000
  Grant Prideco Inc. (B)                             139,000    3,049,313
  Halliburton Co.                                    150,000    7,340,625
  Nabors Industries, Inc. (B)                        225,000   11,790,000
  Petroleum Geo-Services ASA ADR (B)                 250,000    4,312,500
  Santa Fe International Corp.                       180,000    8,111,250
  Schlumberger Ltd.                                  229,400   18,882,488
  Transocean Sedco Forex Inc.                        260,000   15,242,500
  Weatherford International, Inc. (B)                190,000    8,170,000
                                                             ------------
                                                              105,325,864
                                                             ------------
 Electrical Power -- 14.6%
  Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES   87,500   16,045,313
  Calpine Corp. (B)                                   60,000    6,262,500
  Duke Energy Corp.                                   88,000    7,546,000
  Dynegy, Inc. Class A                               200,000   11,400,000
  Enron Corp. $27.30 Conv. Pfd. Ser. J                23,000   55,019,738
  Southern Energy 6.25%
   Conv. Pfd.                                          8,000      530,500
  Southern Energy Co. (B)                            125,000    3,921,875
                                                             ------------
                                                              100,725,926
                                                             ------------
 Basic Industries -- 10.9%
 Basic Materials & Other -- 7.8%
  Dover Corp.                                        140,000    6,571,250
  Engelhard Corp.                                    300,000    4,875,000
  Freeport-McMoRan Copper & Gold Inc. Ser. A (B)     127,603    1,052,725
  General Electric Co.                               570,000   32,881,875
  Newpark Resources, Inc. (B)                        370,000    3,422,500
  Southdown, Inc.                                     75,000    5,343,750
                                                             ------------
                                                               54,147,100
                                                             ------------
 Paper and Forest Products -- 3.1%
  Boise Cascade Corp.                                205,000    5,445,313
  Fort James Corp.                                   205,600    6,283,650
  Mead Corp.                                         210,000    4,908,750
  Temple-Inland, Inc.                                120,000    4,545,000
                                                             ------------
                                                               21,182,713
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $308,677,995) (C)                                      672,821,530
                                                             ------------

-------------------------------------------------------------------------------

                              September 30, 2000
                                  (unaudited)

                                           Prin. Amt. Value (A)
                                           ---------- ---------
Short-Term Investments -- 2.7%
 U.S. Government Obligations -- 1.0%
 U.S. Treasury Bills, 6.11%, due 11/24/00  $7,000,000 $6,935,863
                                                      ----------
 Certificates of Deposit -- 0.4%
 Old Kent Bank & Trust, 6.48%,
  due 10/24/00                              3,015,000  3,015,000
                                                      ----------
 Commercial Paper -- 1.3%
 Chevron USA, 6.55%,
  due 10/2/00                               2,285,000  2,284,584
 Ford Motor Credit Corp.,
  6.49%, due 10/10/00                       2,500,000  2,495,944

                              Prin. Amt.  Value (A)
                              ----------  ---------
 GE Capital Corp, 6.49%,
  due 10/05/00                $4,020,000 $  4,017,101
                                         ------------
                                            8,797,629
                                         ------------
Total Short-Term Investments
 (Cost $18,748,492)                        18,748,492
                                         ------------
Total Investments
 (Cost $327,426,487)                      691,570,022
 Cash, receivables and other
 assets, less liabilities                   (854,650)
                                         ------------
Net Assets--100.0%                       $690,715,372
                                         ============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at September 30, 2000 covering open call option contracts written was $3,469,375. In addition, the aggregate market value of securities segregated by the custodian re-quired to collateralize open put option contracts written was $2,250,000.

                        HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                            Dividends  Distributions
                                                     Net     from Net    from Net
                                        Common      Asset   Investment   Realized
                           Value of     Shares    Value per   Income       Gains
 Dec. 31                  Net Assets  Outstanding   Share   per Share    per Share
--------                 ------------ ----------- --------- ---------- -------------
1990.................... $308,599,851 10,793,289   $28.59     $1.10        $1.25
1991....................  314,024,187 11,185,572    28.07       .92         1.23
1992....................  320,241,282 11,579,503    27.66       .77         1.23
1993....................  355,836,592 12,006,671    29.64       .82         1.30
1994....................  332,279,398 12,380,300    26.84       .92         1.18
1995....................  401,404,971 12,739,383    31.51       .87         1.22
1996....................  484,588,990 13,065,819    37.09       .82         1.32
1997....................  566,452,549 13,422,787    41.46       .77         1.56
1998....................  474,821,118 13,841,375    34.30       .78         1.51
1999....................  565,075,001 14,314,180    39.48       .72         1.61
September 30, 2000
 (unaudited)............  690,715,372 13,637,630    50.65       .47          .13

--------------------------------------------------------------------------
  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
--------------------------------------------------------------------------

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                During the Three Months Ended September 30, 2000
                                  (unaudited)

                                                 Shares
                                   -------------------------------------------
                                                                     Held
                                   Additions     Reductions     Sept. 30, 2000
                                   ---------     ----------     --------------
Anadarko Petroleum Corp. .........  102,746/(1)/                   297,746
Core Laboratories.................   54,400                        209,400
Duke Energy Corp. ................   88,000                         88,000
Dynegy, Inc. Class A..............  100,000/(2)/                   200,000
Engelhard Corp. ..................   50,000                        300,000
Noble Affiliates, Inc. ...........   33,145                        125,000
Petrobras ADS.....................  120,000                        120,000
Southern Energy Co. ..............  125,000                        125,000
Avery Dennison Corp. .............                 26,600             --
Calpine Corp. ....................                 20,000           60,000
Columbia Energy Group.............                100,000             --
EOG Resources Inc. ...............                 35,000          255,000
Energen Corp. ....................                 78,900          275,000
Fort James Corp. .................                 64,400          205,600
Nabors Industries, Inc. ..........                 20,000          225,000
Southdown, Inc. ..................                 25,000           75,000
Union Pacific Resources Group,
 Inc. ............................                225,816/(1)/        --

--------
/(1)/Received .455 shares Anadarko Petroleum Corp. for each share of Union Pa-
     cific Resources Group, Inc. held.
/(2)/By stock split.

                            ----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                       Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Pe-troleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                  $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                         $2.50 per investment
 Brokerage Commission                     $0.05 per share
Reinvestment of Dividends**
 Service Fee                       10% of amount invested
                         (maximum of $2.50 per investment)
 Brokerage Commission                     $0.05 per share

Sale of Shares
 Service Fee                                       $10.00
 Brokerage Commission                     $0.05 per share
Deposit of Certificates for safekeeping          Included
Book to Book Transfers                           Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Electronic Funds Transfer (monthly minimum)         $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                             ----------
The Corporation                              The Transfer Agent
Petroleum & Resources Corp.                  The Bank of New York
Lawrence L. Hooper, Jr.,                     Shareholder Relations
Vice President, Secretary and                 Dept.-8W
 General Counsel                             P.O. Box 11258
Seven St. Paul Street,                       Church Street Station
 Suite 1140                                  New York, NY 10286
Baltimore, MD 21202                          (800) 432-8224
(800) 638-2479                               Website:
Website:                                     http://stock.bankofny.com
www.peteres.com                              E-mail:
E-mail:                                      Shareowner-svcs@
contact@peteres.com                          bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.

10